UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:
811-02328

Boulder Growth & Income Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302
(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302
 (Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:
(303) 444-5483

Date of Fiscal Year End: November 30

Date of Reporting Period: December 1, 2015 - May 31, 2016

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

SEMI-ANNUAL REPORT

MAY 31, 2016 | NYSE: BIF

BOULDER

GROWTH & INCOME FUND, INC.

Distribution Policy
May 31, 2016

Boulder Growth & Income Fund, Inc. (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund began distributing $0.033 per share on a monthly basis in November 2015. The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its stockholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long-term capital gains and short-term capital gains and return capital to stockholders in order to maintain a level distribution. Each monthly distribution to stockholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its stockholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code.   Please refer to the Fund’s prospectus for a more complete description of its risks.

Boulder Growth & Income Fund, Inc.	Table of Contents

Letter from the Advisers	2
Financial Data	7
Portfolio of Investments	8
Statement of Assets & Liabilities	13
Consolidated Statement of Operations	14
Consolidated Statements of Changes in Net Assets	15
Consolidated Statement of Cash Flows	16
Consolidated Financial Highlights	18
Notes to Financial Statements	21
Additional Information	35
Summary of Dividend Reinvestment Plan	38

Semi-Annual Report | May 31, 2016	1

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

May 31, 2016 (Unaudited)

Dear Stockholders:

After a difficult 2015, we are pleased to report a strong rebound in performance to start the year. For the six month period ending May 31, 2016 (the “period”), the Boulder Growth & Income Fund, Inc. (the “Fund”) generated a return of 6.7% on net assets, which materially exceeded the 1.9% return generated by the S&P 500 Index, the 1.8% return generated by the Dow Jones Industrial Average (DJIA) and the negative 2.4% return generated by the NASDAQ Composite. In addition to the strong performance over the period, the Fund has continued to outperform the S&P 500 Index and the Dow Jones Industrial Average on a net assets basis since we became the investment advisers to the Fund in January of 2002.

New to this letter is the addition of the Morningstar Large Value Fund Category benchmark to the below performance chart. The decision to provide this additional benchmark is based on our belief it may prove helpful in evaluating the Fund’s performance. The Morningstar Large Value Fund Category benchmark is calculated by Morningstar and used as a peer group benchmark for the Fund on Morningstar’s website. On a net assets basis, the Fund’s 6.7% return for the period materially outperformed the 1.8% return generated by the Morningstar Large Value Fund Category benchmark. In addition, the Fund has outperformed the Morningstar Large Value Fund Category benchmark over all historical periods where data is available on a net assets basis.

On a market price basis, the Fund generated a return of 8.1% for the period outpacing the Fund’s return performance of 6.7% on net assets. This outperformance resulted in a reduction in the discount of the Fund’s share price relative to its net asset value (the “discount”) over the period.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Ten Years*	Since January 2002**
BIF (NAV)	10.2%	6.7%	-1.5%	6.1%	9.5%	8.0%	7.5%
BIF (Market)	15.7%	8.1%	-3.6%	7.0%	8.2%	6.1%	5.6%
S&P 500 Index	9.1%	1.9%	1.7%	11.0%	11.6%	7.4%	6.5%
DJIA	8.4%	1.8%	1.4%	8.2%	9.9%	7.5%	6.8%
NASDAQ Composite	9.0%	-2.4%	-1.1%	14.2%	13.3%	9.8%	7.9%
Morningstar Large Value Fund Category† (NAV)	9.2%	1.8%	-2.8%	6.0%	7.0%	5.7%	N/A

*	Annualized.
**
Annualized since January 2002, when the current advisers became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.

†
The Morningstar Large Value Fund Category is comprised of a group of open-end funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Large Cap stocks are defined as stocks in the top 70% of the capitalization of the U.S. equity market. Additional information about Morningstar’s Category Classifications can be found at www.morningstar.com.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA, and the NASDAQ Composite include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes,  as  applicable.  Returns  of  the  Morningstar  Large  Value  Fund  Category  benchmark  include reinvested dividends and distributions and expenses or taxes, but do not reflect the effect of commissions, as applicable. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

2	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

May 31, 2016 (Unaudited)

When it comes time to write the stockholder letter, I always struggle with one question: What the hell am I going to write about this time? The problem is not for lack of ideas. Trust me, I have a long list of stockholder letter topics to bore you with for at least the next few years. The problem is picking just one. Many of these topics are interrelated, so it can be difficult to focus on just one without meandering into multiple different tangents. Fortunately for you, these letters undergo a lot of editorial scrutiny, which more often than not corrects any of my off topic ramblings (I find lawyers are particularly efficient at this). Today though, there are a few different topics I want to cover. As I have noted in previous letters, the Fund’s three portfolio managers are also fellow stockholders. In fact, Joel Looney and I increased our holdings in the Fund in January of this year. If you go back through these prior letters, you can probably understand some of the reasons why we have a favorable view of the Fund, but the picture would be incomplete. While I cannot speak for Stewart or Joel, I will try to paint a more complete picture for you by discussing some less obvious reasons for my own favorable view of the Fund. Importantly, the following is simply my viewpoint and should not be construed or taken as an investment recommendation as I obviously cannot speak to any single person’s own financial circumstances.

To begin, there are many different factors that should be considered when determining if and how one should invest their money. It would be impossible to cover them all in this letter, but an important one to me is simply understanding how your money is being invested. I believe this is too often overlooked in a world obsessed with chasing short-term performance numbers. We manage the Fund under the simple investment philosophy of investing in what we believe are good businesses at attractive valuations for the long-run. There are no black boxes or attempts at complicated financial engineering. It is straight forward and easy to understand. Implementing this philosophy successfully is difficult as it requires intelligence, discipline and, most importantly, the appropriate temperament. In relation to temperament, one must be patient and have the ability to separate out emotion from an investment decision and maintain a long-term view amidst short- term noise. As evidenced by my investment in the Fund, I believe the Fund is managed with the right investment philosophy and by people who possess the necessary skills for it to be successful.

Another  factor  influencing  my  view  of  the  Fund  is  my  belief  that  there  are  some  inherent advantages to the closed-end fund structure. First, I believe the closed-end fund structure provides a solution to one of the great paradoxes in investing, which is the willingness to invest in the market  runs  counter  to  the  attractiveness  of  the  market.  When  markets  are  booming  and valuations are near highs, people typically cannot get their money invested fast enough. When markets are crashing and valuations are becoming attractive, there tends to be a race for the exits. The Fund is managed using a valuation based investment process that we believe takes advantage of this paradox. To put it more succinctly, we try to buy on fear and sell on greed. I believe this investment process is difficult to effectively implement in an open-end fund structure. As the paradox implies, in a crashing market, open-end funds would experience redemptions forcing a fund to sell assets into the weakness even if the fund’s manager believed it was more appropriate to be buying. In effect, the investment decision is being dictated by capital flows and not the manager of the open-end fund. Since the closed-end fund structure is insulated from these types of capital flows, a closed-end fund manager can better maintain control of the investment decision and therefore can take advantage of such market dislocations by buying when everyone else is selling  and  vice  versa.  As  a  result,  I  believe  a  value-based  investment  process  can  only  be effectively implemented in a structure where control of the investment decision is maintained by the manager, such as with a closed-end fund.

Semi-Annual Report | May 31, 2016	3

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

May 31, 2016 (Unaudited)

You may say that maintaining control of the investment decision is all well and good, but if the market were to crash tomorrow, the Fund’s ability to take advantage of it would be limited by the Fund’s current modest cash position. This would be true if not for another, often overlooked, advantage of the  closed-end  fund structure, which is the ability to access leverage at a rate typically below what is available to individual investors. If a market dislocation were to occur creating  a  plethora  of  available  investment  opportunities,  the  Fund  would  be  able  to  take advantage  of  these  potential  opportunities  by  utilizing  its  cash  position  and  the  available borrowing capacity on its credit facility. By the time you read this letter, the Fund will have secured a new $75 million credit facility providing it with $25 million in available borrowing capacity assuming no change in the current amount borrowed. While this does not appear to be much relative to the size of the Fund, we believe the Fund has ample capacity for additional leverage and an increase in the Fund’s borrowing limit should be securable on short notice if needed.

When utilizing leverage there are obviously a multitude of risks that need to be considered. We take a very conservative and opportunistic approach to the use of leverage. When we believe markets are trading at elevated valuations and investment opportunities are scarce, we will tend to reduce the amount of leverage being utilized by the Fund. This was the case in 2015 when we reduced the Fund’s outstanding borrowings from approximately $111 million to $50 million. If stock valuations improved and attractive investment opportunities were more readily available, we would obviously be willing to increase the use of leverage to take advantage of the situation. There are multiple factors that dictate how much leverage we would be able to utilize, but an overriding factor for us is that the use of leverage should not impair our control of the investment decision. We have no intention of putting the Fund in a position where it is forced to sell assets just to manage its leverage position.

An additional factor supporting my view of the Fund is my belief that the Fund’s advisers (the “Advisers”) and board (the “Board”) have demonstrated a strong commitment to improving the Fund. I believe evidence of this commitment can clearly be seen by all of the actions that have been taken over the past few years. The Fund’s website was updated to provide clearer and more concise insight into the Fund, the Advisers and our investment philosophy and process. We have endeavored to improve the quality of stockholder communications. Disclosure about the Fund’s holdings has been improved by moving to daily net asset value reporting and monthly portfolio holdings  reporting.  A  monthly  managed  distribution  program  was  implemented.  The reorganization of the Fund also arguably yielded such benefits as increased secondary liquidity, a more streamlined  portfolio,  an improved market profile  due to the Fund’s  larger size, and a material reduction in advisory fees and other costs. I believe these actions have made the Fund a considerably  better  investment  product  and  are  the  result  of  a  Board  and  Advisers  squarely focused on serving the Fund’s stockholders in the best manner possible.

Finally, no recent stockholder letter is complete without speaking about the discount. This time I want to discuss it in the context of the Fund’s managed distribution program as it is another reason for my favorable view of the Fund. To understand why, let us assume the Fund did not have a managed distribution program. Absent a distribution, the only real benefit of purchasing the Fund at a discount to its net asset value (NAV) would be if stockholders were able to sell at a lower NAV discount in the future assuming all else being equal. This changes with the introduction of the managed distribution program. Since distributions are made in cash, or in other words at NAV, they will be accretive to the market-priced-based return as long as the Fund’s market share price is at a discount to its NAV. For example, assume for simplicity that the Fund has a NAV per share of $10.00 and is trading at a market price per share of $8.00, representing a 20% NAV discount. The recurring monthly share distribution of $0.033 would amount to approximately 5.0% of market share price on an annualized basis. In contrast, the distribution would amount to approximately 4.0% of NAV per share on an annualized basis. The approximately 1% positive difference between the  two  effectively  represents  the  benefit  the  managed  distribution  program  provides  to  a stockholder purchasing the Fund at a discount. If these distributions were reinvested into the Fund at a similar discount, the net effect on performance should be roughly similar to the Fund doing a share  repurchase  in  place  of  the  managed  distribution  program.  The  nice  thing  about  the managed distribution program is that it is expected to be recurring in nature and benefits all stockholders equally.

4	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

May 31, 2016 (Unaudited)

Nevertheless, we will continue to work with the Board to seek to identify additional ways to drive a long-term and sustainable reduction in the Fund’s discount. An important part of this process is consistency. After the Fund’s prior managed distribution program was halted in November of 2008 due to market conditions, we recognize many in the investment community may be hesitant to trust that the actions taken over the past few years will be sustained into the future. It is our duty to regain that trust. To do this, we must remain consistent in the management of the Fund, consistent in the payment of the managed distribution program and consistent in our commitment to stockholders. Only time will tell if we are successful in this pursuit, but you already know where Stewart, Joel and I have put our money.

As always, I look forward to writing you again soon and I would like to wish you a wonderful summer.

Sincerely,

Brendon Fischer, CFA
Portfolio Manager
June 13, 2016

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in  time,  should  not  be  relied  upon  as  investment advice  and  is  not  intended  to  predict  or  depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note  to  Stockholders on  the  Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Semi-Annual Report | May 31, 2016	5

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

May 31, 2016 (Unaudited)

Note to Stockholders on Leverage. The Fund is currently leveraged through a credit facility. The Fund may utilize leverage to seek to enhance the returns for its stockholders over the long-term; however, this objective may not be achieved in all interest rate environments. The interest paid on the Fund’s credit facility is charged at a floating rate that adjusts daily. Should interest rates increase substantially, such an event could have a material impact on the net income earned by the Fund or otherwise outweigh the enhanced returns sought by the Fund in deploying leverage. Leverage creates certain risks for stockholders, including the likelihood of greater volatility of the Fund’s NAV and market price. There are certain risks associated with borrowing through a line of credit,  including,  but  not  limited  to  risks  associated  with  purchasing  securities  on  margin.  In addition, borrowing through a line of credit subjects the Fund to contractual restrictions on its operations and requires the Fund to maintain certain asset coverage ratios on its outstanding indebtedness.

Note to Stockholders on Concentration of Investments. The Fund's investment advisers feel it is important that stockholders be aware that the Fund is concentrated in a small number of positions. Concentrating investments in a fewer number of securities may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities.

6	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Financial Data

May 31, 2016 (Unaudited)

	Per Share of Common Stock
	Net Asset Value	Market Price	Dividend Paid*
11/30/15	$9.93	$7.78	$0.033
12/31/15	9.71	7.74	0.123
1/31/16	9.30	7.03	0.033
2/29/16	9.37	7.09	0.033
3/31/16	10.02	7.85	0.033
4/30/16	10.22	8.05	0.033
5/31/16	10.20	8.10	0.033

*	Please refer to page 36 for classifications of dividends for the six months ended May 31, 2016.

INVESTMENTS AS A % OF TOTAL NET ASSETS
AVAILABLE TO COMMON STOCKHOLDERS

Semi-Annual Report | May 31, 2016	7

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

May 31, 2016 (Unaudited)

Description	Shares	Value (Note 2)
LONG TERM INVESTMENTS 103.13%
DOMESTIC COMMON STOCK 93.80%
Banks 7.25%
Community Bank(1)(2)	60,000	$9,452,400
MidCountry Financial Corp.*(1)(2)	310,300	3,006,807
National Bancshares, Inc., Escrow*(1)(2)	48,450	15,848
Perpetual Federal Savings Bank	114,952	2,264,554
Redwood Financial, Inc.(3)	29,175	1,006,538
Wells Fargo & Co.(4)	1,233,600	62,568,192
		78,314,339
Construction Machinery 3.34%
Caterpillar, Inc.(4)	498,700	36,160,737

Consumer Durables 1.49%
Mattel, Inc.	505,000	16,099,400

Diversified 28.68%
Berkshire Hathaway, Inc., Class A*(4)	1,144	242,179,080
Berkshire Hathaway, Inc., Class B*(4)(5)	485,000	68,161,900
		310,340,980
Diversified Financial Services 8.27%
American Express Co.(4)	210,000	13,809,600
Goldman Sachs Group, Inc.	37,200	5,932,656
JPMorgan Chase & Co.(4)(5)	1,028,000	67,097,560
South Street Securities Holdings, Inc.*(1)(2)	25,000	2,638,750
		89,478,566
Healthcare Products & Services 2.60%
Johnson & Johnson(4)	250,000	28,172,500

Insurance 0.01%
Forethought Financial Group, Inc., Escrow - Class A*(1)(2)	19,678	128,930

Manufacturing 0.59%
3M Co.(4)	38,000	6,396,160

Mining 0.95%
Freeport-McMoRan, Inc.(4)	929,000	10,293,320

Oil & Gas 5.93%
Chevron Corp.(4)	635,100	64,145,100

Pharmaceuticals 3.87%
Pfizer, Inc.(4)	1,207,100	41,886,370

8	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

May 31, 2016 (Unaudited)

Description	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) 3.02%
LTC Properties, Inc.(4)	112,000	$5,221,440
Ventas, Inc.(4)	414,000	27,460,620
		32,682,060
Registered Investment Companies (RICs) 3.57%
Cohen & Steers Infrastructure Fund, Inc.	1,914,058	38,625,690

Retail 12.29%
Wal-Mart Stores, Inc.(4)	818,100	57,905,118
Yum! Brands, Inc.(4)(5)	915,000	75,112,350
		133,017,468
Software & Services 4.78%
International Business Machines Corp.(4)	145,200	22,323,048
Oracle Corp.(4)	731,200	29,394,240
		51,717,288
Technology, Hardware & Equipment 6.10%
Cisco Systems, Inc.(4)	1,822,200	52,934,910
Harris Corp.(4)	166,300	13,099,451
		66,034,361
Tobacco Products 1.06%
Altria Group, Inc.(4)	132,000	8,400,480
Philip Morris International, Inc.(4)	31,500	3,108,420
		11,508,900
TOTAL DOMESTIC COMMON STOCK
(Cost $582,819,703)		1,015,002,169

FOREIGN COMMON STOCK 7.79%
Beverages 2.44%
Heineken Holding NV	180,000	14,768,430
Heineken NV	126,780	11,774,428
		26,542,858
Diversified 1.24%
CK Hutchison Holdings, Ltd.	1,155,500	13,412,618

National Stock Exchange 0.10%
NSE India, Ltd.*(1)(2)	17,776	1,056,759

Pharmaceuticals 2.14%
Sanofi	53,000	4,345,533
Sanofi, ADR	455,300	18,758,360
		23,103,893
Real Estate 0.92%
Cheung Kong Property Holdings, Ltd.	1,155,500	7,234,189

Semi-Annual Report | May 31, 2016	9

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

May 31, 2016 (Unaudited)

Description	Shares	Value (Note 2)
Real Estate (continued)
Midland Holdings, Ltd.*	10,956,000	$2,721,112
		9,955,301
Real Estate Investment Trusts (REITs) 0.95%
Kiwi Property Group, Ltd.	10,198,025	10,246,477

TOTAL FOREIGN COMMON STOCK
(Cost $57,924,397)		84,317,906

LIMITED PARTNERSHIPS 1.22%
Enterprise Products Partners L.P.	476,800	13,235,968

TOTAL LIMITED PARTNERSHIPS
(Cost $10,814,578)		13,235,968

HEDGE FUND 0.29%
Ithan Creek Partners L.P.*(1)(2)		3,154,530

TOTAL HEDGE FUND
(Cost $1,816,535)		3,154,530

DOMESTIC WARRANTS 0.03%
Flagstar Bancorp, Inc.,
(expiring 01/30/2019, Strike Price $10.00)*(2)	26,230	338,414

TOTAL DOMESTIC WARRANTS
(Cost $0)		338,414

TOTAL LONG TERM INVESTMENTS
(Cost $653,375,213)		1,116,048,987

SHORT TERM INVESTMENTS 1.09%
Money Market Funds 1.09%
Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class,7-Day Yield - 0.184%	1,488,769	1,488,769

10	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

May 31, 2016 (Unaudited)

Description	Shares	Value (Note 2)
Money Market Funds (continued)
JPMorgan Prime Money Market Fund, Capital Shares, 7-Day Yield - 0.411%	10,300,410	$10,300,410
		11,789,179
TOTAL MONEY MARKET FUNDS
(Cost $11,789,179)		11,789,179

TOTAL SHORT TERM INVESTMENTS
(Cost $11,789,179)		11,789,179

TOTAL INVESTMENTS 104.22%
(Cost $665,164,392)		1,127,838,166

LEVERAGE FACILITY (4.62%)		(50,000,000)

OTHER ASSETS AND LIABILITIES 0.40%		4,288,904

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS 100.00%		$1,082,127,070

*	Non-income producing security.
(1)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Notes 12 and 13).
(2)
Fair valued security under procedures established by the Fund's Board of Directors. Total value of fair valued securities as of May 31, 2016 was $19,792,438 or 1.83% of Total Net Assets Available to Common Stockholders.

(3)	Affiliated Company. (See Note 11).
(4)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of May 31, 2016. (See Note 14).
(5)	Loaned security; a portion or all of the security is on loan as of May 31, 2016. (See Note 14).

Percentages are stated as a percent of the Total Net Assets Available to Common Stockholders.

Semi-Annual Report | May 31, 2016	11

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

May 31, 2016 (Unaudited)

Regional Breakdown as a % of Total Net Assets Available to Common Stockholders
United States	96.42%
Netherlands	2.45%
Hong Kong	2.16%
France	2.14%
New Zealand	0.95%
India	0.10%
Leverage Facility	(4.62)%
Other Assets and Liabilities	0.40%

See Accompanying Notes to Financial Statements.

12	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Statement of Assets and Liabilities

May 31, 2016 (Unaudited)

ASSETS:
Investments, at value of unaffiliated securities
(Cost $664,901,408) (Note 2)*	$1,126,831,628
Investments, at value of affiliated securities
(Cost $262,984) (Note 2) (Note 11)	1,006,538
Total Investments at Value
(Cost $665,164,392)	1,127,838,166
Foreign currency, at value (Cost $469,857)	454,082
Receivable for investments sold	973,696
Dividends and interest receivable	4,079,042
Prepaid expenses and other assets	65,444
Total Assets	1,133,410,430

LIABILITIES:
Loan payable (Note 14)	50,000,000
Interest due on loan payable (Note 14)	7,529
Investment co-advisory fees payable (Note 3)	951,447
Administration and co-administration fees payable (Note 3)	177,601
Audit fees payable	70,763
Custody fees payable	31,161
Printing fees payable	18,148
Directors' fees and expenses payable (Note 3)	767
Legal fees payable	355
Accrued expenses and other payables	25,589
Total Liabilities	51,283,360
TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,082,127,070

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 5)	$1,060,968
Paid-in capital in excess of par value of common stock	663,880,170
Overdistributed net investment loss	(10,253,642)
Accumulated net realized loss on investments and foreign currency related transactions	(34,120,581)
Net unrealized appreciation on investments and foreign currency translations	461,560,155
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$1,082,127,070

Net Asset Value, $1,082,127,070/106,096,817 common stock outstanding	$10.20

*	Securities loaned, at value $44,530,936.

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2016	13

Boulder Growth & Income Fund, Inc.	Consolidated Statement of Operations

For the Six Months Ended May 31, 2016 (Unaudited) (a)

INVESTMENT INCOME:
Dividends from unaffiliated securities (net of foreign withholding taxes $184,641)	$14,439,893
Dividends from affiliated securities	90,490
Securities lending income	11,772
Total Investment Income	14,542,155

EXPENSES:
Investment co-advisory fees (Note 3)	5,411,817
Administration and co-administration fees (Note 3)	997,996
Interest on loan (Note 14)	282,491
Directors' fees and expenses (Note 3)	117,465
Custody fees	82,114
Legal fees	71,712
Insurance expense	66,824
Audit fees	66,405
Printing fees	40,319
Transfer agency fees	10,756
Other	253,549
Total Expenses	7,401,448
Net Investment Income	7,140,707

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Unaffiliated securities	7,005,551
Affiliated securities	681,257
Foreign currency related transactions	76
7,686,884
Net change in unrealized appreciation/(depreciation) on:
Unaffiliated securities	47,090,304
Affiliated securities	(2,680,331)
Foreign currency related translations	(3,218)
44,406,755
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	52,093,639
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$59,234,346

(a)	Financial Statements consolidated through March 31, 2016, the dissolution date of FOFI 1, Ltd. (See Note 2).

See Accompanying Notes to Financial Statements.

14	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Consolidated Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2016(a) (Unaudited)	For the Year Ended November 30, 2015
OPERATIONS:
Net investment income	$7,140,707	$3,769,777
Net realized gain on investment securities and foreign currency related transactions	7,686,884	15,817,573
Long-term capital gain distributions from other investment companies	–	1,626,928
Net change in unrealized appreciation/(depreciation) on investment securities and foreign currency translations	44,406,755	(110,424,541)
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	59,234,346	(89,210,263)

DISTRIBUTIONS TO COMMON STOCKHOLDERS (NOTE 10):
From net investment income	(22,506,318)	(3,501,195)
From net realized capital gains	(7,999,700)	(7,500,036)
Total Distributions: Common Stockholders	(30,506,018)	(11,001,231)

CAPITAL SHARE TRANSACTIONS:
Value of common shares issued in the Reorganization	–	864,982,044
Net Increase in Net Assets from Capital Share Transactions	–	864,982,044

NET ASSETS:
Beginning of period	1,053,398,742	288,628,192
End of period (including (overdistributed)/accumulated net investment income of $(10,253,642) and $5,111,969, respectively)	$1,082,127,070	$1,053,398,742

(a)	Financial Statements consolidated through March 31, 2016, the dissolution date of FOFI 1, Ltd. (See Note 2).

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2016	15

Boulder Growth & Income Fund, Inc.	Consolidated Statement of Cash Flows

For the six months ended May 31, 2016 (Unaudited) (a)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$59,234,346
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(5,626,619)
Proceeds from disposition of investment securities	15,595,059
Net sales of short-term investment securities	15,627,753
Net realized gain on investments	(7,686,808)
Net change in unrealized appreciation on investments	(44,409,973)
Increase in dividends and interest receivable	(1,796,552)
Decrease in prepaid expenses & other assets	104,641
Increase in interest due on loan payable	1,454
Increase in co-advisory fees payable	40,490
Increase in administration and co-administration fees payable	5,555
Decrease in directors' fees and expenses payable	(377)
Decrease in legal fees payable	(26,356)
Decrease in audit fees payable	(75,885)
Decrease in custody fees payable	(42,172)
Increase in printing fees payable	607
Decrease in accrued expenses and other payables	(36,301)
Net Cash Provided by Operating Activities	30,908,862

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid on Common Stockholders	(30,506,018)
Net Cash Used in Financing Activities	(30,506,018)
Effect of exchange rates on cash	(11,391)

Net increase in cash	391,453
Cash and foreign currency, beginning balance	62,629
Cash and foreign currency, ending balance	$454,082

Cash paid for interest on loan during the period was:	$281,037

(a)	Financial Statements consolidated through March 31, 2016, the dissolution date of FOFI 1, Ltd. (See Note 2).

See Accompanying Notes to Financial Statements.

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Boulder Growth & Income Fund, Inc.	Consolidated Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value - Beginning of Period
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations
AUCTION MARKET PREFERRED STOCK TRANSACTIONS
Distributions from net investment income
Distributions from long-term capital gains
Total Auction Preferred Stock Transactions
Net Increase/(Decrease) from Operations Applicable to Common Stockholders
DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributions from net investment income
Distributions from net realized capital gains
Total Distributions Paid to Common Stockholders
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value - End of Period
Common Share Market Value - End of Period
Total Return, Common Share Net Asset Value(d)
Total Return, Common Share Market Value(d)
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(f)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of operating expenses to average net assets excluding interest on loan
Ratio of net investment income to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Period (000's)
Number of Common Shares Outstanding, End of Period (000's)
Ratio of Net Operating Expenses including waiver, when applicable, to Total Average Net Assets including Auction Market Preferred Stock(f)
BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000 (000s)

18	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Consolidated Financial Highlights

For the Six Months Ended May 31, 2016(a) (Unaudited)		For the Year Ended November 30, 2015	For the Year Ended November 30, 2014		For the Year Ended November 30, 2013		For the Year Ended November 30, 2012		For the Year Ended November 30, 2011
$9.93		$11.32	$10.12		$8.54		$7.38		$7.46

0.07		0.05	0.03		0.06		0.10		0.05
0.49		(1.12)	1.61		1.88		1.19		(0.02)
0.56		(1.07)	1.64		1.94		1.29		0.03

–		–	–		(0.00	)(c)	(0.01)		(0.00	)(c)
–		–	–		(0.01)		(0.01)		(0.01)
–		–	–		(0.01)		(0.02)		(0.01)
0.56		(1.07)	1.64		1.93		1.27		0.02

(0.21)		(0.03)	(0.00	)(c)	(0.16)		(0.01)		(0.01)
(0.08)		(0.29)	(0.44)		(0.19)		(0.10)		(0.09)
(0.29)		(0.32)	(0.44)		(0.35)		(0.11)		(0.10)
0.27		(1.39)	1.20		1.58		1.16		(0.08)
$10.20		$9.93	$11.32		$10.12		$8.54		$7.38
$8.10		$7.78	$9.06		$7.92		$6.53		$5.89
6.65	%(e)	(9.04)%	18.08%		24.52%		17.89	%(g)	0.49%
8.10	%(e)	(10.95)%	20.76%		27.54%		12.94%		(3.50)%

1.43	%(h)	1.48%	1.72%		1.74%		3.17%		N/A
1.43	%(h)	1.50%	1.83%		1.84%		3.28%		2.40%
1.38	%(h)	N/A (i)	N/A	(i)	N/A	(i)	N/A	(i)	N/A	(i)
1.38	%(h)	0.42%	0.32%		0.62%		1.22%		N/A
1.38	%(h)	0.40%	0.21%		0.52%		1.11%		0.54%

1	%(e)	12%	4%		11%		20%		6%
$1,082,127		$1,053,399	$288,628		$257,975		$217,631		$188,035
106,097		106,097	25,496		25,496		25,496		25,496

N/A		N/A	N/A		N/A		2.83%		2.12%

$50,000		$50,000	$11,168		$25,043		N/A		N/A
$22,643		$22,068	$26,845		$11,301		N/A		N/A

See Accompanying Notes to Consolidated Financial Statements.

Semi-Annual Report | May 31, 2016	19

Boulder Growth & Income Fund, Inc.	Consolidated Financial Highlights

(a)	Financial Statements consolidated through March 31, 2016, the dissolution date of FOFI 1, Ltd. (See Note 2).
(b)	Calculated based on the average number of common shares outstanding during each fiscal period.
(c)	Amount represents less than $(0.005) per common share.
(d)	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan.
(e)	Not annualized
(f)	Ratios do not include the effect of dividends to preferred stockholders. Also, these ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Hedge Fund or Registered Investment Companies on the Portfolio of Investments).
(g)	Total return includes an increase from payment by affiliates classified as litigation income. Excluding such item, the total return would have been decreased by 0.60%.
(h)	Annualized.
(i)	Interest expense was incurred but was not presented separately.

The table below sets out information with respect to Taxable Auction Market Preferred Stock previously issued.(1)(2)

	Par Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share(3)	Involuntary Liquidating Preference Per Share(4)
05/31/16	N/A	N/A	N/A	N/A
11/30/15	N/A	N/A	N/A	N/A
11/30/14	N/A	N/A	N/A	N/A
11/30/13	N/A	N/A	N/A	N/A
11/30/12	$25,000	$1.00	$242,669	$25,000
11/30/11	25,000	1.00	213,059	25,000

(1)	See Note 6 in Notes to Financial Statements.
(2)	The Auction Market Preferred Stock ("AMPS") issued by the Fund were fully redeemed at the liquidation preference, plus accumulated but unpaid dividends, on April 23, 2013.
(3)	Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing by the number of AMPS outstanding.
(4)	Excludes accumulated undeclared dividends.

See Accompanying Notes to Consolidated Financial Statements.

20	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2016 (Unaudited)

NOTE 1. FUND ORGANIZATION

Boulder  Growth  &  Income  Fund,  Inc.  (the  “Fund”  or  “BIF”),  is  a  non‐diversified,  closed‐end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”).

On March 20, 2015 (the “Reorganization Date”), Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc. (“FOFI” and, together with BTF and DNY, the “Acquired Funds”) reorganized into the Fund (the “Reorganization”), pursuant to a certain Agreement and Plan of Reorganization.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The  following  is  a  summary  of  significant  accounting  policies  followed  by  the  Fund  in  the preparation of its financial statements. The preparation of financial statements is in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Basis  for  Consolidation:  The  accompanying  consolidated  financial  statements  include  the account of FOFI 1, Ltd. (the “Subsidiary”) a wholly‐owned subsidiary of the Fund, organized under the laws of the Cayman Islands. In accordance with the Agreement and Plan of Reorganization, the ownership of the Subsidiary was transferred from FOFI to the Fund on the Reorganization Date. FOFI 1, Ltd. was dissolved on March 31, 2016.

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over‐the‐counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes  information  (such  as  credit  ratings,  yields  and  maturities)  from  independent  pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value. Short‐term fixed income securities such as Commercial Paper, Bankers Acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service, then the securities will be priced at “fair value”. The Fund’s Board of Directors (the “Board”) has delegated to the Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Valuation Committee, does not represent fair value (“Fair Value Securities”). The Valuation Committee uses a third‐party pricing consultant to assist the committee in analyzing, developing, applying  and  documenting  a  methodology  with  respect  to  certain  Fair  Value  Securities.  The Valuation Committee and the valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee is responsible for (i) identifying Fair Value Securities, (ii) analyzing each Fair Value Security and developing,  applying  and  documenting  a  methodology  for  valuing  Fair  Value  Securities,  and  (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers or Fund to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The Valuation Committee is responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

Semi-Annual Report | May 31, 2016	21

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2016 (Unaudited)

The Portfolio of Investments includes investments valued at $19,792,438 (1.83% of total net assets),  whose  fair  values  have  been  estimated  by  management  in  the  absence  of  readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent net asset value determined by the Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available  to  the  Hedge  Fund  manager  at  that  time;  provided,  however,  that  the  Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non‐U.S. equity securities may be adjusted under certain circumstances described below. If the Valuation Committee determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Valuation Committee may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Valuation Committee reviews a variety of factors, including developments  in  foreign  markets,  the  performance  of  U.S.  securities  markets,  and  the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Valuation Committee  may  use  outside  pricing  services  to  provide  it  with  closing  prices.  The  Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Valuation Committee cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Valuation Committee adjusts prices, the Valuation Committee will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

22	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2016 (Unaudited)

Various inputs are used to determine the value of the Fund's investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 —	Unadjusted quoted prices in active markets for identical investments
Level 2 —	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The  following  is  a  summary  of  the  inputs  used  as  of  May  31,  2016  in  valuing  the  Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common Stock
Banks	$65,839,284	$–	$12,475,055	$78,314,339
Diversified Financial Services	86,839,816	–	2,638,750	89,478,566
Insurance	–	–	128,930	128,930
Other	847,080,334	–	–	847,080,334
Foreign Common Stock
National Stock Exchange	–	–	1,056,759	1,056,759
Other	83,261,147	–	–	83,261,147
Limited Partnerships	13,235,968	–	–	13,235,968
Hedge Fund**	N/A	N/A	N/A	3,154,530
Domestic Warrants	–	338,414	–	338,414
Short Term Investments	11,789,179	–	–	11,789,179
TOTAL	$1,108,045,728	$338,414	$16,299,494	$1,127,838,166

*	For detailed descriptions, see the accompanying Portfolio of Investments.
**
In accordance with ASU 2015-07 and Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. The fair value amount presented in the Total column of this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

Semi-Annual Report | May 31, 2016	23

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2016 (Unaudited)

During the six months ended May 31, 2016, financial assets were transferred from Level 2 to  Level 1 since certain equity prices used a last sales price from a data provider at the end of the period and a bid price from a data provider at the beginning of the period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Boulder Growth & Income Fund	Domestic Common Stock	Foreign Common Stock	Total
Balance as of November 30, 2015	$15,984,351	$1,456,741	$17,441,092
Accrued Discount/Premium	–	–	–
Return of Capital	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	(741,616)	(399,982)	(1,141,598)
Purchases	–	–	–
Sales Proceeds	–	–	–
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of May 31, 2016	$15,242,735	$1,056,759	$16,299,494
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at May 31, 2016	$(741,616)	$(399,982)	$(1,141,598)

Net  change  in  unrealized  appreciation/depreciation  on  Level  3  securities  is  included  on  the Statement of Assets and Liabilities under Net unrealized appreciation on investments and foreign currency translation.

24	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2016 (Unaudited)

The table below provides additional information about the Level 3 Fair Value Measurements as of May 31, 2016 where the Fund used its own significant assumptions:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Industry Group	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range
Domestic Common
Stocks:
	Banks	$12,459,207	Comparable Company Approach	Discount for lack of marketability	10%

				Price to Tangible Book Value Multiple	1.199x ‐1.702x

		$15,848	Future Cash Distribution less a 20% discount	Discount for lack of marketability	20%

				Future Cash Distribution	$0.02
	Diversified Financial Services	$2,638,750	Comparable Company Approach	Discount for lack of marketability	10%

				Price to Tangible Book Value Multiple	1.514x
	Insurance	$128,930	Future Cash Distribution less a 20% discount	Discount for lack of marketability	20%

				Future Cash Distribution	$8.19
Foreign Common Stocks:
	National Stock Exchange	$1,056,759	Negotiated Sale Price	Negotiated Sale Price	$59.45
Grand Total		$16,299,494

Semi-Annual Report | May 31, 2016	25

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2016 (Unaudited)

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount for Lack of Marketability	Decrease	Increase
Price to Tangible Book Value Multiple	Increase	Decrease
Price to Earnings Multiple	Increase	Decrease
Future Cash Distribution	Increase	Decrease
Negotiated Sale Price	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex‐dividend date or for certain foreign securities, when the information becomes available to the Fund. Non‐cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Dividend  income  from  investments  in  real  estate  investment  trusts  (“REITs”)  is  recorded  at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year‐end, and may differ  from  the  estimated  amounts.  Such  differences,  if  any,  are  recorded  in  the  Fund’s  following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into  a  forward  foreign  currency  contract  to  settle  the  foreign  security  transaction.  Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 7.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange  rates  between  trade  date  and  settlement  date  on  securities  transactions,  foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Dividends and Distributions to Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The stockholders of Auction Market Preferred Stock were previously entitled to receive cumulative cash dividends as declared by the Fund’s Board. Distributions to stockholders are recorded on the ex‐dividend date. Any net realized short‐term capital gains will be distributed to stockholders at least annually. Any net realized long‐term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long‐term gains may be used by the Fund’s stockholders as a credit against their own tax liabilities.

26	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2016 (Unaudited)

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments  of  income  and  gains  on  various  investment  securities  held  by  the  Fund,  timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the six month period ended May 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal  purposes  and  four  years  for  most  state  returns.  Tax  returns  for  open  years  have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Stewart Investment Advisers (“SIA”) and Rocky Mountain Advisers, LLC (“RMA”) (together with SIA, the “Advisers”) serve as co‐investment advisers to the Fund. The Fund pays the Advisers an Advisory Fee at an annual rate of 1.00% of the value of the Fund’s net assets plus the principal amount of leverage, if any (“Net Assets”).

For the six month period ended May 31, 2016, the Fund made net cash payments for advisory fees to SIA and RMA in the amounts of $1,342,832 and $4,028,495, respectively.

Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. The equity owner of SIA is the Stewart West Indies Trust. RMA is owned by the Susan L. Ciciora Trust (the “SLC Trust”), which is also a stockholder of the Fund. SIA and RMA are considered “affiliated persons”, as that term is defined in the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). RMA receives 75% of the fees earned by the Advisers and SIA receives 25% of the fees earned by the Advisers.

Semi-Annual Report | May 31, 2016	27

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2016 (Unaudited)

FAS serves as the Fund’s co‐administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to  $100 million, and 0.15% of the Fund’s Net Assets over $100 million. Notwithstanding, FAS has agreed  to  cap  the  Fund’s  total  administration  costs  at  0.30%  (including  administration,  co‐administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee based on Net Assets should the total monthly administration expenses exceed 0.30%. As the Fund’s total monthly administration costs did not exceed 0.30% during the six month period ended May 31, 2016, there was no fee waiver for that period. The equity owners of FAS are the Lola Brown Trust No. 1B, the SLC Trust and the Stewart West Indies Trust.

As SIA, RMA and FAS are considered affiliates of the Fund, as that term is defined in the 1940 Act, agreements between the Fund and those entities are considered affiliated transactions.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co‐administrator. As compensation for its services, ALPS receives certain out‐of‐pocket expenses and asset‐based fees, which are accrued daily and paid monthly. The fees paid to ALPS are calculated based on the Net Assets of the Fund. In addition, up until the dissolution of FOFI 1, Ltd on March 31, 2016, ALPS received a fee for administration services related to FOFI 1, Ltd.

No persons (other than the Independent Directors) currently receive compensation from the Fund for acting as a director or officer; however, officers of the Fund may also be officers or employees of the Advisers or FAS and may receive compensation in such capacities. The Fund pays each member of the Board (a “Director”) who is not a director, officer, employee, or affiliate of the Advisers, FAS, or any of their affiliates a fee of $40,000 per annum, plus $5,000 for each in‐person meeting,  $3,000  for  each  audit  committee  meeting,  $1,000  for  each  nominating  committee meeting and $1,000 for each telephonic meeting of the Board. The lead independent director of the Board receives an additional $3,125 for attending each regular quarterly meeting of the Board. The chairman of the audit committee receives an additional $3,000 for attending each regular meeting of the audit committee. The Fund will also reimburse all non‐interested Directors for travel and out‐of‐pocket expenses incurred in connection with such meetings.

Bank  of  New  York  Mellon  (“BNY  Mellon”)  serves  as  the  Fund’s  custodian.  Computershare Shareowner  Services  (“Computershare”)  serves  as  the  Fund’s  common  stock  servicing  agent, dividend‐paying agent and registrar. As compensation for BNY Mellon’s and Computershare’s services, the Fund pays each a monthly fee plus certain out‐of‐pocket expenses.

NOTE 4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities during the six month period ended May 31, 2016 were $5,626,619 and $16,276,078 respectively.

28	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2016 (Unaudited)

NOTE 5. CAPITAL

At May 31, 2016, 249,990,000 of $0.01 par value common stock (the “Common Stock”) were authorized, of which 106,096,817 were outstanding.

Transactions in Common Stock were as follows:

	For the Six Months Ended May 31, 2016 (Unaudited)	For the Year Ended November 30, 2015
Common Stock outstanding - beginning of period	106,096,817	25,495,585
Shares issued in the Reorganization	–	80,601,232
Common Stock outstanding - end of period	106,096,817	106,096,817

NOTE 6. TAXABLE AUCTION MARKET PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 1,000 shares of $0.01 par value Auction Market Preferred Stock. On October 17, 2005, the Fund issued 1,000 AMPS. AMPS are senior to Common Stock and result in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on the AMPS are cumulative. The Fund’s AMPS had a liquidation preference of $25,000 per share plus any accumulated unpaid dividends, whether or not earned or declared by the Fund and had no mandatory retirement date.

On April 23, 2013 all outstanding AMPS issued by the Fund were redeemed at the liquidation preference plus accumulated but unpaid dividends.

The Fund obtained alternative financing to provide new funding in order to redeem the AMPS and provide leverage to the Fund going forward. See Note 14 - Line of Credit and Securities Lending, for further information on the borrowing facility used by the Fund during the period ended, and as of, May 31, 2016.

NOTE 7. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Semi-Annual Report | May 31, 2016	29

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2016 (Unaudited)

As of May 31, 2016, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. In addition to market appreciation of the issuer since the time of purchase, the Fund acquired interest in Berkshire Hathaway, Inc. due to the Reorganization. After the Reorganization was completed, shares held of the issuer were liquidated to bring the concentration to 25%. Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation and decreased leverage since the time the Fund and the Acquired Funds purchased the security.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

NOTE 8. SIGNIFICANT STOCKHOLDERS

On May 31, 2016, trusts and other entities and individuals affiliated with Stewart R. Horejsi and the Horejsi family owned 45,444,844 shares of Common Stock of the Fund, representing approximately 42.83% of the total Common Stock outstanding. Stewart R. Horejsi is the Chief Investment Officer of RMA and SIA and is a portfolio manager of the Fund. Entities affiliated with Mr. Horejsi and the Horejsi family also own SIA, RMA and FAS.

NOTE 9. SHARE REPURCHASES AND REDEMPTIONS

In accordance with Section 23(c) of the 1940 Act and the rules promulgated thereunder, the Fund may from time to time effect repurchases and/or redemptions of its Common Stock.

For the six month period ended May 31, 2016 the Fund did not repurchase any of its Common Stock. For the year ended November 30, 2015 the Fund did not repurchase any of its Common Stock.

NOTE 10. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

The amounts and characteristics of tax basis distrubutions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2016

As determined on November 30, 2015, permanent differences resulting primarily from different book and tax accounting for the tax-free merger, partnership investments, and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding. Permanent book and tax basis differences of $7,091,722, $(53,512,144) and $46,420,422 were reclassified at November 30, 2015 among accumulated net investment income, accumulated net realized gains/losses on investments and paid-in capital, respectively, for the Fund.

30	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2016 (Unaudited)

The character of distributions paid on a tax basis during the year ending November 30, 2015 is as follows:

Distributions paid from:
Ordinary Income	$3,501,195
Long-term Capital Gain	7,500,036
$11,001,231

The Fund acquired unsused pre enactment capital loss carryovers from FOFI of $9,191,039 expiring March 31, 2017 and $35,618,163 expiring March 31, 2018. The Fund also acquired unused post enactment capital loss carryovers from FOFI of $6,967,304.

As of November 30, 2015, the Fund has unused pre-enactment capital loss carryovers available for tax purposes expiring in 2016 and 2017, totaling $7,052,057 and $35,618,163, respectively. Capital loss carryovers used during the period were $9,106,286.

On May 31, 2016, based on cost of $663,235,493 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $500,154,117, aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $35,551,444, resulting in net unrealized appreciation of $464,602,673.

As of November 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$8,282,263
Accumulated Long-term Capital Gain	9,683,691
Unrealized Appreciation	416,288,539
Cumulative Effect of Other Timing Differences	(45,796,889)
Total	$388,457,604

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

Semi-Annual Report | May 31, 2016	31

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2016 (Unaudited)

NOTE 11. TRANSACTIONS WITH AFFILIATED COMPANIES

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Perpetual Federal Savings Bank*	Redwood Financial, Inc.	Total
Beginning Share Balance as of November 30, 2015	138,159	40,650	178,809
Purchases	–	–	–
Sales	23,207	11,475	34,682
Ending Share balance as of May 31, 2016	114,952	29,175	144,127
Dividend Income	$76,962	$13,528	$90,490
Realized Gains (Losses)	$372,089	$309,168	$681,257
Value as of May 31, 2016	$2,264,554	$1,006,538	$3,271,092

*	As of May 31, 2016, the Fund owns less than 5% of the company.

NOTE 12. RESTRICTED SECURITIES

As of May 31, 2016, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of May 31, 2016, were as follows:

Issuer Description	Acquisition Date	Cost	Value May 31, 2016	Value as Percentage of Net Assets Available to Common Stock May 31, 2016
Community Bank	2/12/08	$912,100	$9,452,400	0.87%
Forethought Financial Group, Inc., Escrow – Class A	11/13/09-9/30/10	0	128,930	0.01%
Ithan Creek Partners L.P.	6/2/08	1,816,535	3,154,530	0.29%
MidCountry Financial Corp.	10/22/04	4,654,500	3,006,807	0.28%
National Bancshares, Inc., Escrow	6/6/06	113,857	15,848	0.00%*
NSE India, Ltd.	4/30/10	1,517,269	1,056,759	0.10%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	2,638,750	0.25%
		$11,514,261	$19,454,024	1.80%

*	Less than 0.005% of Total Net Assets Available to Common Stockholders.

32	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2016 (Unaudited)

NOTE 13. INVESTMENT IN A HEDGE FUND

As of May 31, 2016, the Fund holds a residual interest in a Hedge Fund. As of June 30, 2014, the Fund had notified the managing general partner of the Hedge Fund that it was withdrawing its interest in the Hedge Fund. A portion of the interest was withdrawn at that time. However, certain illiquid securities designated at the discretion of the managing general partner of the Hedge Fund had been segregated in “side pockets”, and were not immediately available for distribution. Such illiquid securities are referred to as “Designated Investments”. As a result, the Fund continues to maintain a residual, non-participating interest in the Hedge Fund, associated with the Designated Investments held in side pockets. Due to the Reorganization, the Fund acquired additional residual, nonparticipating interest in the Hedge Fund from DNY. The Fund will maintain such interest until all the Designated Investments within the side pockets have been liquidated and distributed, which will likely occur incrementally and over a period of years. Because of the illiquidity of the Designated Investments, the limitation on withdrawal rights and because limited partnership interests are not tradable, the investment in the Hedge Fund is an illiquid investment and involves a high degree of risk. A management fee at an annual rate of 1% of net assets and an incentive fee of 20% of net profits is included in the partnership agreement. The value assigned to the Hedge Fund is based on available information and may not necessarily represent the amount which might ultimately be realized. Due to the inherent uncertainty of valuation, the estimated fair value may differ from the value that would have been realized had the Hedge Fund been liquidated and this difference could be material.

NOTE 14. LINE OF CREDIT AND SECURITIES LENDING

On March 19, 2013 the Fund entered into a financing package that includes a Committed Facility Agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $50,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. On March 20, 2015, pursuant to the Reorganization, BIF amended the Credit Agreement with BNP Paribas to borrow up to a limit of $172,000,000. The Credit Agreement was amended again on August 1, 2015 reducing the maximum borrowing amount to $55,000,000. Borrowings under the Credit Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “Pledged Collateral”). Under the terms of the Credit Agreement, BNP was permitted in its discretion, with 270 calendar days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing was charged at the one month LIBOR (London Inter-bank Offered Rate) plus 0.80% on the amount borrowed, until the August 1, 2015 amendment when it was changed to one month LIBOR plus 0.80%. Under the terms of the August 1, 2015 amendment to the Credit Agreement, the Fund must pay a commitment fee of 0.60% on the excess unused financing which exceeds 90% of the maximum borrowing amount.

For the period ended May 31, 2016, the average amount borrowed under the Credit Agreement and the average interest rate for the amount borrowed were $50,000,000 and 1.27%, respectively. Due to the short-term nature of the Credit Agreement, face value approximates fair value at May 31, 2016. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). As of May 31, 2016, the amount of such outstanding borrowings is $50,000,000. The interest rate applicable to the borrowings on May 31, 2016 was 1.31%. As of May 31, 2016, the amount of Pledged Collateral was $389,964,984. Securities pledged as collateral are notated on the Portfolio of Investments.

Semi-Annual Report | May 31, 2016	33

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

May 31, 2016 (Unaudited)

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the Pledged Collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Credit Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Credit Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the Pledged Collateral as ineligible to be a Lent Security, provided there are eligible securities within the Pledged Collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Consolidated Statement of Operations.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Credit Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of May 31, 2016, the value of securities on loan was $44,530,936. As the Fund has the ability to offset the fair value of any Lent Securities not returned from BNP against an equal amount of Current Borrowings outstanding, the Fund had no net exposure from the Lending Agreement as of May 31, 2016.

The Board has approved the Credit Agreement and the Lending Agreement. No violations of the Credit Agreement or the Lending Agreement occurred during the six months ended May 31, 2016.

NOTE 15. SUBSEQUENT EVENTS

On July 15, 2016 the Fund’s custodian was changed from BNY Mellon to State Street Bank and Trust Company (“State Street”). In addition, the Fund terminated the Credit Agreement with BNP Paribas Prime Brokerage and entered into a Liquidity Agreement (the “Liquidity Agreement”) with State Street effective July 15, 2016. Under the terms of the Liquidity Agreement, the Fund can borrow up to $75,000,000 at an annual rate of one month LIBOR plus 0.70%.

34	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Additional Information

May 31, 2016 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) on the Fund’s website at www.boulderfunds.net; (ii) on the SEC’s website at www.sec.gov; or (iii) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

The policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, (i) on the Fund’s website located at www.boulderfunds.net, (ii) on the SEC’s website at www.sec.gov, or (iii) by calling toll-free (877) 561-7914. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to its principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.boulderfunds.net.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Semi-Annual Report | May 31, 2016	35

Boulder Growth & Income Fund, Inc.	Additional Information

May 31, 2016 (Unaudited)

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

MEETING OF STOCKHOLDERS – VOTING RESULTS

On November 5, 2015, the Fund held its Annual Meeting of Stockholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: Election of Directors
Election of Richard I. Barr as Director of the Fund

	# of Votes Cast	% of Votes Cast
For	85,981,932	87.73%
Withhold	12,021,368	12.27%
TOTAL	98,003,300	100.00%

Election of Steven K. Norgaard as Director of the Fund

	# of Votes Cast	% of Votes Cast
For	86,189,150	87.95%
Withhold	11,814,150	12.05%
TOTAL	98,003,300	100.00%

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

36	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Additional Information

May 31, 2016 (Unaudited)

Total Cumulative Distributions for the fiscal period ended May 31, 2016				% Breakdown of the Total Cumulative Distributions for the fiscal period ended May 31, 2016
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$0.1443	$0.1432	$0.00	$0.2875	50.20%	49.80%	0.00%	100.00%

Semi-Annual Report | May 31, 2016	37

Boulder Growth & Income Fund, Inc.	Summary of Dividend Reinvestment Plan

May 31, 2016 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period then the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

38	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Summary of Dividend Reinvestment Plan

May 31, 2016 (Unaudited)

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare, P.O. Box 30170, College Station, TX, 77842-3170. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

Semi-Annual Report | May 31, 2016	39

DIRECTORS	Richard I. Barr Dr. Dean L. Jacobson Joel W. Looney Stephen C. Miller Steven K. Norgaard
CO-INVESTMENT ADVISERS	Stewart Investment Advisers Rocky Mountain Advisers, LLC 2344 Spruce Street, Suite A Boulder, CO 80302
CO-ADMINISTRATOR	Fund Administrative Services, LLC 2344 Spruce Street, Suite A Boulder, CO 80302
CO-ADMINISTRATOR	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
CUSTODIAN	Bank of New York Mellon One Wall Street New York, NY 10286
STOCK TRANSFER AGENT	Computershare 480 Washington Blvd. Jersey City, NJ 07310
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Deloitte & Touche LLP 555 17th Street, Suite 3600 Denver, CO 80202
LEGAL COUNSEL	Paul Hastings, LLP 515 South Flower Street Twenty-Fifth Floor Los Angeles, CA 90071

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

BOULDER GROWTH &
INCOME FUND, INC.
c/o Computershare
480 Washington Blvd.
Jersey City, NJ 07310

BOULDER

GROWTH & INCOME FUND, INC.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)            The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within  90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i) CERT and 99.302(ii) CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated November 17, 2008, the 19(a) Notice to Beneficial Owners is attached hereto as Exhibit 12(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	August 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	August 5, 2016

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer,
Vice President, Treasurer, Asst. Secretary (Principal Financial Officer)

Date:	August 5, 2016